# PowerUp
LENDING GROUP, LTD.

Agreement Dated October 23, 2015

Agreement Number PLG-1295

## REVENUE BASED FACTORING AGREEMENT
between POWERUP LENDING GROUP, LTD. ("POWERUP") and the Merchant listed below ("Merchant").

### MERCHANT INFORMATION

Merchant (Business Name): North American Custom Specialty Vehicles, Inc., a DE corporation d/b/a NACS Vehicles, Inc., a subsidiary of Global Digital Solutions, Inc., a NJ corporation

Owner (Guarantor): Jerome J. Gomolski and Global Digital Solutions, Inc.

Type of entity: Corporation State of Incorporation/organization: Delaware Date business started: 1995

Business Address: 884 Washburn Road, Building B

City: Melbourne State: Florida Zip: 32934 Federal ID#: 47-3182280

### PURCHASE AND SALE OF FUTURE RECEIPTS

Merchant hereby sells, assigns and transfers to POWERUP as the lead purchaser for itself (making POWERUP on behalf of itself, the absolute owner) in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business), until such time as the "Receipts Purchased Amount" has been delivered by Merchant to POWERUP. The Receipts Purchased Amount shall be paid to POWERUP by the Merchant irrevocably authorizing only one depositing account acceptable to POWERUP (the "Account") to remit the percentage specified below (the "Specified Percentage") of the Merchant's Receipts, until such time as POWERUP receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes POWERUP to ACH Debit the "Specified Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchants responsibility to provide bank statements for any and all bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting POWERUP to debit or credit the difference to the merchant so that payment equals the Specified Percentage. Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all rights to future reconciliations. POWERUP may upon Merchant's request, adjust the amount of any payment due under this Agreement at POWERUP's sole discretion and as it deems appropriate in servicing this Agreement. Merchant understands that it is responsible for ensuring that funds adequate to cover amounts to be debited by POWERUP remains in the account. Merchant will be held responsible for any fees incurred by POWERUP resulting from a rejected ACH attempt or an event of default (See Appendix A) POWERUP is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from POWERUP scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between POWERUP and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A.

| $50,000.00 | 24% | $547.62 | $69,000.00 |
|---|---|---|---|
| Purchase Price | Specified Percentage | Specified Daily Repayment Amount | Receipts Purchased Amount |

Additional Documentation and Details: *less origination fee

Items Needed: .

*** Notwithstanding anything contained herein to the contrary, obtaining another Cash Advance or similar financing, secured or unsecured during the performance of this agreement shall constitute an Event of Default.*** THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM HEREOF ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

| MERCHANT | OWNER/GUARANTOR #1 | OWNER/GUARANTOR #2 | POWER UP LENDING GROUP, LTD. |
|---|---|---|---|
| North American Custom Specialty Vehicles, Inc., a DE corporation d/b/a NACS Vehicles, Inc., a subsidiary of Global Digital | GLOBAL DIGITAL SOLUTIONS, INC., a New Jersey corporation | | |
| SIGN | SIGN | SIGN | |
| Jerome J. Gomolski, CFO | Jerome J. Gomolski, CFO | | Curt Kramer, CEO |
| | Driver's License # ____ ____ ____ | Driver's License # | |

To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represent that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all of POWERUP documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and POWERUP and POWERUP shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes POWERUP, its agents and representatives and any credit reporting agency engaged by POWERUP to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owner(s) continue to have any obligation owed to POWERUP. ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRADULENT INDUCEMENT TO OBTAIN FINANCING.

POWERUP; (ii) release Merchant from its obligations to POWERUP; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantor of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantor of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Purchased Receivables and Merchant's other obligations to POWERUP under the REVENUE BASED FACTORING AGREEMENT and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that POWERUP must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity .

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "REVENUE BASED FACTORING AGREEMENT", INCLUDING THE "REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS SET FORTH IN THE REVENUE BASED FACTORING AGREEMENT, INCLUDING THE REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS.

| MERCHANT | OWNER/GUARANTOR #1 | OWNER/GUARANTOR #2 | POWER UP LENDING GROUP, LTD. |
|---|---|---|---|
| North American Custom Specialty Vehicles, Inc., a DE corporation d/b/a NACS Vehicles, Inc., a subsidiary of Global Digital | GLOBAL DIGITAL SOLUTIONS, INC., a New Jersey corporation | | |
| SIGN | SIGN | SIGN | |
| Jerome J. Gomolski, CFO | Jerome J. Gomolski, CFO | | Curt Kramer, CEO |
| | Driver's License # ________ | Driver's License # | |

## APPENDIX A

| | | |
|---|---|---|
| NSF Charge | $ 50.00ea | Up to FOUR TIMES ONLY before a default is declared |
| Rejected ACH | $100.00ea | When the borrower directs the bank to reject our Debit ACH which shall constitute a default |
| Bank Default Charge | $ 2,500.00 | As specifically set forth in the loan agreement |
| Default Charge | $5,000.00 | As specifically set forth in the loan agreement |

Borrower Initials ______ INITIAL HERE

## 1. REVENUE BASED FACTORING AGREEMENT TERMS AND CONDITIONS

1.1 **Deposit Verification.** Merchant shall provide POWERUP and/or it's authorized agent with all of the information, authorizations necessary for verifying Merchant's receivables, receipts and deposits into the account. Merchant shall authorize POWERUP and/or it's agent to deduct the amounts owed to POWERUP for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant by permitting POWERUP to withdraw the specific daily amount credited against the specified percentages by ACH debit of the Merchant account. The authorization shall be irrevocable without the written consent of POWERUP.

1.2 **Term of Agreement.** This Agreement shall have an indefinite term that shall last either until all the Merchant's obligations to POWERUP are fully satisfied. This shall include but not be limited to any renewals, outstanding fees or costs.

1.3 **Future Purchases.** POWERUP reserves the right to rescind the offer to make any purchase payments hereunder, in its sole discretion.

1.4 **Financial Condition.** Merchant and Guarantor(s) authorize POWERUP and its agents to investigate their financial responsibility and history, and will provide to POWERUP any bank or financial statements, tax returns, etc., as POWERUP deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. POWERUP is authorized to update such information and financial profiles from time to time as it deems appropriate.

1.5 **Transactional History.** Merchant authorizes their bank to provide POWERUP with Merchant's banking or processing history to determine qualification or continuation in this program.

1.6 **Indemnification.** Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor/Bank, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from: (a) claims asserted by POWERUP for monies owed to POWERUP from Merchant and (b) actions taken by Processor in reliance upon information or instructions provided by POWERUP.

1.7 **No Liability.** In no event will POWERUP be liable for any claims asserted by Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Merchant and Guarantor(s).

1.8 **Reliance on Terms.** Section 1.1, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, POWERUP and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.9 **Sale of Receipts.** Merchant and POWERUP agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from POWERUP to Merchant. Merchant agrees that the Purchase Price is in exchange for the sale of future Receipts pursuant to this Agreement equals the fair market value of such Receipts. POWERUP has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to POWERUP in respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services and the payment therefore by Merchant's customers in the manner provided in Section 1.1. In no event shall the aggregate of all amounts be deemed as interest hereunder and charged or collected hereunder exceed the highest rate permissible at law. In the event that a court determines that POWERUP has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and POWERUP shall promptly refund to Merchant any interest received by POWERUP in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that POWERUP not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law.

1.10 **Power of Attorney.** Merchant irrevocably appoints POWERUP as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to POWERUP from Processor/Bank, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 4 hereof, from Merchant, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to POWERUP; and (v) to file any claims or take any action or institute any proceeding which POWERUP may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount.

1.11 **Protections Against Default.** The following Protections 1 through 7 may be invoked by POWERUP, immediately and without notice to Merchant in the event (a) Merchant changes its arrangements with Processor/Bank in any way that is adverse to POWERUP; (b) Merchant changes the deposit account through which the Receipts are settled, or permits any event to occur that could cause diversion of any of Merchant's transactions to another account; (c) Merchant interrupts the operation of this business (other than adverse weather, natural disasters or acts of God) transfers, moves, sells, disposes, transfers or otherwise conveys its business or assets without (i) the express prior written consent of POWERUP, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to POWERUP; or (d) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than checks that are settled through Processor. These protections are in addition to any other remedies available to POWERUP at law, in equity or otherwise pursuant to this Agreement. Protection 1. The full uncollected Purchase Amount plus all fees due under this Agreement and the attached Security Agreement become due and payable in full immediately. Protection 2. POWERUP may enforce the provisions of the Personal Guarantee of Performance against the Guarantor. Protection 3. POWERUP may enforce its security interest in the Collateral identified in Article III hereof. Protection 4. The entire Purchase Amount shall become immediately refundable to POWERUP from Merchant. Protection 5. POWERUP may proceed to protect and enforce its rights and remedies by lawsuit, including but not limited to the entering the Confession of Judgment as a judgment with the appropriate Clerk of Court and execute thereon. In any such lawsuit, in which POWERUP shall recover judgment against Merchant, Merchant shall be liable for all of POWERUP's costs of lawsuit, including but not limited to all reasonable attorneys' fees and court costs. Protection 6. POWERUP may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant's bank account or otherwise.

1.12 **Protection of Information.** Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner, in respect of himself or herself personally, authorizes POWERUP to disclose information concerning Merchant's and each Owner's credit standing (including credit bureau reports that POWERUP obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner hereby waives to the maximum extent permitted by law any claim for damages against POWERUP or any of its affiliates relating to any: (i) investigation undertaken by or on behalf of POWERUP as permitted by this Agreement; or (ii) disclosure of information as permitted by this Agreement.

1.13 **Confidentiality.** Merchant understands and agrees that the terms and conditions of the products and services offered by POWERUP, including this Agreement and any other POWERUP documentations (collectively, "Confidential Information") are proprietary and confidential information of POWERUP. Accordingly unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of POWERUP to any person other than an attorney, accountant, financial advisor or employee of Merchant

who needs to know such information for the purpose of advising Merchant ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this Section 1.13.

1.14 **Publicity.** Merchant and each Owner only authorizes POWERUP to use its, his or her name in a listing of clients and in advertising and marketing materials with their express written consent.

1.15 **D/B/A's.** Merchant hereby acknowledges and agrees that POWERUP may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between POWERUP and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

1.16 **Delivery of Confession of Judgment.** Upon execution of this Agreement, if requested by POWER UP, Merchant shall deliver to POWER UP an executed Confession of Judgment, in the form provided by POWER UP, in favor of POWER UP in the amount as set forth on the Confession of Judgment.

## II. REPRESENTATIONS, WARRANTIES AND COVENANTS

Merchant represents, warrants and covenants that as of this date and during the term of this Agreement:

2.1 **Financial Condition and Financial Information.** Its bank and financial statements, copies of which have been furnished to POWERUP, and future statements which will be furnished hereafter at the discretion of POWERUP, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant has a continuing, affirmative obligation to advise POWERUP of any material adverse change in its financial condition, operation or ownership. POWERUP may request statements at any time during the performance of this Agreement and the Merchant shall provide them to POWERUP within 5 business days. Merchant's failure to do so is a material breach of this Agreement.

2.2 **Governmental Approvals.** Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

2.3 **Authorization.** Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 **Insurance.** Merchant will maintain business-interruption insurance naming POWERUP as loss payee and additional insured in amounts and against risks as are satisfactory to POWERUP and shall provide POWERUP proof of such insurance upon request.

2.5 **Intentionally omitted**

2.6 **Change of Name or Location.** Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and POWERUP or change any of its places of business.

2.7 **Daily Batch Out.** Merchant will batch out receipts with the Processor on a daily basis.

2.8 **Estoppel Certificate.** Merchant will at any time, and from time to time, upon at least one (1) day's prior notice from POWERUP to Merchant, execute, acknowledge and deliver to POWERUP and/or to any other person, person firm or corporation specified by POWERUP, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 **No Bankruptcy.** As of the date of this Agreement, Merchant does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. In the event that the Merchant files for bankruptcy protection or is placed under an involuntary filing Protections 2 and 3 are immediately invalid.

2.10 **Additional Financing. Merchant shall not enter into any arrangement, agreement or commitment for any additional financing, whether in the form of a purchase of receivables or a loan to the business with any party other than POWERUP without their written permission; a breach of this provisions shall be an Event of Default.**

2.11 **Unencumbered Receipts.** Merchant has good, complete and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, charges, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of POWERUP.

2.12 **Business Purpose.** Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13 **Default Under Other Contracts.** Merchant's execution of and/or performance under this Agreement will not cause or create an event of default by Merchant under any contract with another person or entity.

## III. EVENTS OF DEFAULT AND REMEDIES

3.1 **Events of Default.** The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) Merchant shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) Merchant shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (d) the sending of notice of termination by Guarantor; (e) Merchant shall transport, move, interrupt, suspend, dissolve or terminate its business; (f) Merchant shall transfer or sell all or substantially all of its assets; (h) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (i) Merchant shall use multiple depository accounts without the prior written consent of POWERUP; (j) Merchant shall change its depositing account without the prior written consent of POWERUP; (k) Merchant shall perform any act that reduces the value of any Collateral granted under this Agreement; (l) in the event that more than three (3) ACH Debits of the "Specified Daily Amount" from the merchant's bank account are returned (not consummated) during the terms of this Agreement or (m) Merchant shall default under any of the terms, covenants and conditions of this agreement or any other agreement with POWERUP.

3.2 **Remedies.** In case any Event of Default occurs and is not waived pursuant to Section 4.4.1 hereof, POWERUP on its own may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder (including the Personal Guarantee) or any other legal or equitable right or remedy including but not limited to the entering of the Confession of Judgment as a judgment with the appropriate Clerk of Court and execute thereon. All rights, powers and remedies of POWERUP in connection with this Agreement may be exercised at any time by POWERUP after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3 **Costs.** Merchant shall pay to POWERUP all reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (b) the enforcement of POWERUP's remedies set forth in Section 4.2 above, including but not limited to court costs and attorneys' fees.

3.4 **Required Notifications.** Merchant is required to give POWERUP written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give POWERUP seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets or stock.

3.5 **Default Charge.** Upon the Occurrence of any Event of Default, and written notice to Merchant thereof, Merchant shall pay to POWER UP a default charge ("Default Charge") of $5,000. This Default Charge shall be payable on demand and stand in addition to any other charges or penalties outlined within this Agreement, the Security Agreement or Guaranty.

3.6 **Bank Default Charge.** Merchant shall pay to POWER UP $2,500.00 ("Bank Default Charge") in the event that Merchant (I) uses multiple Bank accounts for deposits without

the prior written consent of POWER UP; (ii) changes its Bank and/or Bank account without the prior written consent of POWER UP, or (iii) BLOCKS or otherwise restricts its authorized bank account from our debit ACH. Such Bank Default Charge (i) shall be due and payable to POWER UP on demand, (ii) is not exclusive of, and is cumulative with, any other charge or amount paid or payable to POWER UP by Merchant pursuant to this Agreement or the Security Agreement and Guaranty; (iii) shall constitute an Event of Default; and (iv) shall not be construed as a waiver of any Event of Default hereunder or under the Security Agreement and Guaranty or as otherwise operating to reduce or limit POWER UP's rights or remedies provided for hereunder, under the Security Agreement and Guaranty or at law or in equity.

3.7 Miscellaneous Service Fees. Borrower shall pay certain charges for services related to the origination and maintenance of accounts including but not limited to NSF Charge, Rejected ACH Charge, Bank Default Charge, Blocked Account Charge and Default Charge and which are specifically set forth on Exhibit A attached hereto. All charges are subject to change.

## IV. MISCELLANEOUS

4.1 **Modifications; Agreements.** No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by POWERUP.

4.2 **Assignment.** Merchant acknowledges and understands that POWERUP is acting on its own behalf. POWERUP may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 **Notices.** All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt.

4.4 **Waiver Remedies.** No failure on the part of POWERUP to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 **Binding Effect; Governing Law, Venue and Jurisdiction.** This Agreement shall be binding upon and inure to the benefit of Merchant, POWERUP and their respective successors and assigns. POWERUP reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if POWERUP so elects, be instituted in any court sitting in Virginia, (the "Acceptable Forums"). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any rights to oppose any motion or application made by POWERUP to transfer such proceeding to an Acceptable Forum.

4.6 **Survival of Representation, etc.** All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 **Severability.** In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.8 **Entire Agreement.** Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and Security Agreement hereto embody the entire agreement between Merchant and POWERUP and supersede all prior agreements and understandings relating to the subject matter hereof.

4.9 **JURY TRIAL WAIVER.** THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.10 **CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.**

4.11 **Facsimile Acceptance.** Facsimile signatures shall be deemed acceptable for all purposes.

Initials: ____________ INITIAL HERE